                                                                 Exhibit 4.1




                          [FRONT OF NITROMED STOCK CERTIFICATE]



NUMBER                                                   SHARES


No.


COMMON STOCK                                         COMMON STOCK

                                          SEE REVERSE FOR CERTAIN DEFINITIONS

                                                   CUSIP 654798 50 3


                                    NITROMED, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT





IS THE OWNER OF:



   FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE
                                   COMMON STOCK OF

                                    NITROMED, INC.

hereinafter called the "Corporation", transferable on the books of the Corporation by the holder hereof in person, or by his authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                     [ILLEGIBLE]                        NITROMED, INC.                  [ILLEGIBLE]
        PRESIDENT AND CHIEF EXECUTIVE OFFICER               1992                         SECRETARY
                                                          DELAWARE
                                                           [SEAL]



COUNTERSIGNED AND REGISTERED:

  AMERICAN STOCK TRANSFER & TRUST COMPANY

BY                                                          TRANSFER AGENT
                                                             AND REGISTRAR



                                                          AUTHORIZED OFFICER

                          [BACK OF NITROMED STOCK CERTIFICATE]



     THE CORPORATION HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE.

     The following abbreviations, when used in the in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- _____ Custodian ______   UNIF GIFT MIN ACT -- _____ Custodian ______
TEN ENT -- as tenants by the entireties                      (Cust)          (Minor)                      (Cust)           (Minor)
JT TEN  -- as joint tenants with right of               under Uniform Gifts to Minors            under Uniform Transfers to Minors
           survivorship and not as                      Act _______________                      Act _______________
                                                                (State)                                  (State)

      Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________          X ________________________________

                                            X ________________________________
                                              NOTICE: THE SIGNATURE TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION
                                              OR ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.






SIGNATURE(S) GUARANTEED: _______________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.






KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.